Restructuring	12 Months Ended
Mar. 31, 2011
Restructuring [Abstract]
RESTRUCTURING

10.	RESTRUCTURING

In March 2008, the Company’s collaborative partner Eli Lilly and Company (“Lilly”) announced the decision to discontinue the AIR® Insulin development program and gave notice of termination under the collaborative development and license agreement. In March 2008, in connection with the program termination, the Company’s board of directors approved a plan (the “2008 Restructuring”) to reduce the Company’s workforce by approximately 150 employees and to cease operations at the Company’s AIR commercial manufacturing facility located in Chelsea, Massachusetts. In connection with the 2008 Restructuring, the Company recorded charges of $6.9 million during the year ended March 31, 2008. Activity related to the 2008 Restructuring was as follows:

Facility
Closure
(In thousands)

Balance, April 1, 2009	$4,193
Payments	(811)
Other adjustments	214

Balance, March 31, 2010	$3,596
Payments	(896)
Other adjustments	457

Balance, March 31, 2011	$3,157

At March 31, 2011 and 2010, the restructuring liability related to the 2008 Restructuring consists of $0.7 million and $0.6 million classified as current, respectively, and $2.5 million and $3.0 million classified as long-term, respectively, in the accompanying consolidated balance sheets. As of March 31, 2011, the Company had paid in cash, written off, recovered and made restructuring charge adjustments totaling approximately $0.7 million in facility closure costs, $2.9 million in employee separation costs and $0.1 million in other contract termination costs in connection with the 2008 Restructuring. The $3.2 million remaining in the restructuring accrual at March 31, 2011 is expected to be paid out through fiscal 2016 and relates primarily to estimates of lease costs associated with the exited facility and may require adjustment in the future.